UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 1, 2008

CYBER
DEFENSE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Florida	333-46424	45-0508387
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5147 South Harvard Ave. Suite 138
Tulsa, Oklahoma 74135
(Address of principal executive offices) (Zip Code)

(504) 524-5425

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations, are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing except as required by law.

Explanatory Notes

This 8-K/A is filed to correct a clerical mistake as to the amount of the $137,000 Callable Convertible Secured Note. The previous 8-K incorrectly stated $137,000,000.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 24, 2008, Cyber Defense Systems, Inc.(the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with New Millennium Capital Partners II, LLC; AJW Partners, LLC; and AJW Master Fund, LTD (collectively, the "Investors") for the sale of (i)$137,000 in Callable Convertible Secured Notes (the "Notes") and (ii) stock purchase warrants to buy 50,000,000 shares of the Company's common stock (the "Warrants").

The Notes bear interest at 15%, mature two years from the date of issuance, and are convertible into our common stock, at the Investors' option, at the lower of (i) $0.0005 or (ii) the average of the three lowest intraday trading prices for the Company's common stock during the 20 trading days before, but not including, the conversion date. The Company may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the Notes and the market price is at or below $.0005 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, the Company has granted the investors a security interest in substantially all of its assets and intellectual property as well as registration rights.

The Warrants are exercisable until seven years from the date of issuance at a purchase price of $.0005 per share. In addition, the exercise price of the Warrants are adjusted in the event the Company issues common stock at a price below market.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of the Company's common stock such that the number of shares of the Company's common stock held by them and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of the Company's common stock.

In addition, the Company is obligated to register the shares of common stock issued and the shares issuable on exercise of the warrants upon receipt of written demand of the Investors. The registration must be filed within 10 days of receipt of the written demand. If the registration is not effective within 90 days of receiving written demand, the Company will be obligated to pay penalties to the investors of 2% of the total purchase price per month pro rated on a daily basis until the registration is declared effective. The Company will bear all the costs of the registration.

On September 30, 2008, the Company refinanced the existing debt of $321,181.45 owed to the Investors by executing a Callable Secured Convertible Note. The refinanced rolled the existing principal and interest into one agreement. Pursuant to the Agreement, the Investors agreed to reduce the conversion rate on the previous Notes from 75% to 25%.

On November 24, 2008, the Company was notified that certain affiliated loans provided by William C. Robinson and Cherokee Raiders, KP, have been forgiven.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The shares of common stock and the warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is either an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, or a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933.

ITEM 8.01 OTHER EVENTS

The Company intends to file a Form 15 with the Securities and Exchange Commission (the "SEC") to effect the deregistation of its common stock on or about December 1, 2008. The Company is eligible to deregister by filing a Form 15 because it has fewer than 300 holders of record of its common stock. Upon filing of the Form 15, the Company's obligations to file certain reports with the SEC including forms 10-KSB, 10-QSB, and 8-K will immediately be suspended. The Company expects the deregistation to become effective ninety (90) days after filing the Form 15 with the SEC.

On December 31, 2007, the Company refinanced the debt of $482,915.07 owed to the Investors by rolling the existing debt and interest into new Callable Secured Convertible Notes with AJW Master Fund, LTD for the sum of $482.915.07 due on December 31, 2010 with interest at 2% per annum from December 31, 2007 until December 31, 2010. Any amount of principal or interest on this Note not paid by December 31, 2010 shall bear interest at the rate of fifteen percent (15%) per annum until paid. The Callable Secured Convertible Note allows the holder to convert the amount of debt owed into shares of our common stock at a 30% discount.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed herewith:

Exhibit No.	Description
-------------	--------------

4.1*	Securities Purchase Agreement dated November 10, 2008 by and among the Company and New Millennium Capital Partners II, LLC, and AJW Master Fund, LTD

4.2*	Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated November 10, 2008

4.3*	Callable Secured Convertible Note in the name of AJW Partners, LTD dated November 10, 2008

4.4*	Callable Secured Convertible Note in the name of AJW Master Fund, Ltd. dated November 10, 2008

4.5*	Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated November 10, 2008

4.6*	Stock Purchase Warrant in the name of AJW Partners, LLC dated November 10, 2008

4.7*	Stock Purchase Warrant in the name of AJW Master Fund, Ltd. dated November 10, 2008

4.8*	Registration Rights Agreement dated November 10, 2008 by and among the Company and New Millennium Capital Partners II, LLC, AJW Partners, LLC, and AJW Master Fund, Ltd.

4.9*	Security Agreement dated November 10, 2008 by and among the Company and New Millennium Capital Partners II, LLC, AJW Partners, LLC, and AJW Master Fund, Ltd.

4.10*	Intellectual Property Security Agreement dated November 10, 2008 by and among the Company and New Millennium Capital Partners II, LLC, AJW Partners, LLC, and AJW Master Fund, Ltd.

4.11*	Callable Secured Convertible Note in the name of AJW Master Fund, ltd dated December 31, 2007.

4.12*	Callable Secured Convertible Note in name of AJW Partners, LLC, dated December 31, 2007.

4.13*	Callable Secured Convertible Note in the name of AJW Partners, LLC, dated September 30, 2008.

4.14*	Callable Secured Convertible Note in the name of AJW Master Fund, Ltd, September 30, 2008.

4.15*	Callable Secured Convertible Note in the name of New Millennium Partners, II, LLC, dated September, 30, 2008.

4.16*	Callable Secured Convertible Note in the name of New Millennium Capital Partners, II, LLC, dated September, 30, 2008.

* previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER DEFENSE SYSTEMS, INC. (Registrant)

Dated: December 2, 2008:	By:	/s/ William C. Robinson

	Name:	William C. Robinson
	Title:	President and Chief Executive Officer